June 10, 2004

GENERAL MONEY MARKET FUND, INC.

Supplement to Prospectus
dated April 1, 2004

On Friday, June 11, 2004, net asset value of
the fund will be calculated at 12:00 Noon, Eastern
Standard Time. Purchase and redemption transac-
tions placed in proper form, including Federal
Funds received by such time, will be effected at the
share price determined at 12:00 Noon on that day.
0196s0604